SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         LONG ISLAND FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

     [_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                              2000 PROXY STATEMENT

                           LONG ISLAND FINANCIAL CORP.
                               ONE SUFFOLK SQUARE
                            ISLANDIA, NEW YORK 11722
                                 (516) 348-0888

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 26, 2000


                                                               March 23, 2000

Fellow Stockholders:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"), to be held on April 26, 2000, at 3:30 p.m., Eastern Time, at the Wyndham Wind Watch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788.

         As described in the enclosed Proxy Statement, the matter to be presented for stockholder action at the Annual Meeting is the election of five directors. There will also be a report on the operations of Long Island
Commercial Bank (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 1999, is contained in the 1999 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

         The Board of Directors of the Company has determined that election of the five directors nominated is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" their election.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         YOUR VOTE IS IMPORTANT. You are urged to vote either by: (i) signing, dating and promptly returning the enclosed proxy in the postage-paid envelope provided, or (ii) using the toll-free telephone voting system described on the enclosed proxy card. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your proxy card or used the telephone voting system.

         We look forward to your participation at the Annual Meeting, either in person or by proxy. Your cooperation is appreciated and, on behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                         Very truly,

                                          /s/ Douglas C. Manditch
                                         ------------------------------------
                                         Douglas C. Manditch
                                         President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Long Island Financial Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Long Island Financial Corp. (the "Company"). will be held at the WYNDHAM WIND WATCH HOTEL, 1717 Motor Parkway, Hauppauge, New York 11788 on Wednesday, April 26, 2000 at 3:30 p.m. (local time).

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

1.   To elect five (5) directors for terms of three years, each; and

2. Such other matters as may properly come before the Annual Meeting, and at any adjournments thereof.

         Pursuant to the bylaws of the Company, the Board of Directors has fixed the close of business on February 29, 2000, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of the common stock of the Company as of that time and date will be entitled to receive notice of and to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at One Suffolk Square, Islandia, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                            By Order of the Board of Directors


                                             /s/ Carmelo C. Vizzini
                                            -----------------------------------
                                            Carmelo C. Vizzini
                                            Vice President and Secretary
March 23, 2000





                       IMPORTANT - PLEASE MAIL OR PHONE IN
                          YOUR PROXY PROMPTLY, WHETHER
             YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON OR NOT

                           LONG ISLAND FINANCIAL CORP.
                               ONE SUFFOLK SQUARE
                            ISLANDIA, NEW YORK 11722

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be held April 26, 2000

                               GENERAL INFORMATION

         This Proxy Statement and the accompanying form of proxy are being furnished to the Stockholders (the "Stockholders") of Long Island Financial Corp. (the "Company"), by the Board of Directors of the Company in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, April 26, 2000, at 3:30 p.m. (local time) at the WYNDHAM WIND WATCH HOTEL, 1717 Motor Parkway, Hauppauge, New York, and at any adjournments thereof. The 1999 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 1999, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 23, 2000.

The Proxy

         This proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournments thereof.

         If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Annual Meeting and is not revoked prior to or at the Annual Meeting, the shares represented thereby will be voted at the Annual Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. The solicitation of proxies will be made by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company. The entire cost of this solicitation will be borne by the Company. In order to solicit proxies, the Company will request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries and will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Company or by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting. Such written notice should be mailed to Carmelo C. Vizzini, Secretary, Long Island Financial Corp., One Suffolk Square, Islandia, New York 11722. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Voting Securities and Record Date

         The Board of Directors has fixed the close of business on February 29, 2000, as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, there were outstanding and entitled to vote at the Annual Meeting 1,646,326 shares, par value $.01 per share, of the Company's common stock ("Common Stock"). The Common Stock is the only authorized and issued class of stock. Each of the outstanding shares of the Company Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted upon. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

         A stockholder may, using the proxy card being provided by the Board of Directors, with respect to the election of directors: (i) vote for the election of all five nominees; (ii) withhold authority to vote for all such nominees; or
(iii) withhold authority to vote for any nominee by so indicating in the appropriate space on the proxy. Under Delaware Law and the Certificate of Incorporation, directors are elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 29, 2000.

                                                                    Amount and Nature
                                     Name and Address                 of Beneficial             Percent of
Title of Class                     of Beneficial Owner                Ownership(1)                 Class
--------------                     -------------------             -------------------          ----------
Common Stock                        Frank J. Esposito                 101,195(2)                  6.13%
                                    One Suffolk Square
                                    Islandia, New York 11722

-----------------------------

(1)      The information furnished is derived from a Schedule 13D filed by Frank J. Esposito on July 14, 1999, and Forms 4 subsequently filed by Mr. Esposito.
(2)      Includes  options to purchase  4,900 shares granted to each director on
         January 28, 1999, all of which became  exercisable on the date of grant and options to purchase 700 shares  granted on January 26, 2000, 20% of which became exercisable on the date of grant.



                  PROPOSAL TO BE VOTED ON AT THE ANNUAL MEETING

                              ELECTION OF DIRECTORS

         The Board of Directors consists of fifteen directors and is divided into three classes. Each of the fifteen members of the Board of Directors of the Company also serves on the Board of Directors of Long Island Commercial Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of one class of directors expiring each year. Directors serve until their successors are elected and qualified.

         The names of the five nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 29, 2000. Each of the nominees identified below has consented to being named in this proxy statement and to serve if elected, and the Board has no reason to believe that any nominee will decline or be unable to serve, if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy, if executed and returned, or phoned in, will be voted FOR the election of all nominees proposed by the Board of Directors. Proxies returned or phoned in by Stockholders and not revoked will be voted for the election of the nominees listed below as directors unless Stockholders instruct otherwise on the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

         The following table sets forth, as of February 29, 2000, the names of the nominees, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which the term of the director expires. All executive officers of the Company and the Bank are elected to serve one-year terms. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of February 29, 2000 by each director and all directors and executive officers as a group.

                          Length of                                                               Shares of
                          Service as                                                              Common
                          Director and                                                            Stock             Ownership
                          Expiration of     Principal Occupation During Last 5 Years and          Beneficially      as a Percent
Name and Age              Term              Directorships of Public Companies(a)                  Owned             of Class
------------------------  ----------------  --------------------------------------------------    -------------     ---------------
NOMINEES
John L. Ciarelli, Esq.    Since 1989        Partner in the law firm of Ciarelli & Dempsey         8,382(1)          *
(53)                      Expires 2000      located in Melville, New York.  Formerly, Mr.
                                            Ciarelli served as Assistant District Attorney for
                                            Suffolk County.

Waldemar Fernandez        Since 1989        Vice President of Geneva Leasing Corp., a             14,065(1)         *
(51)                      Expires 2000      leasing company located in Commack, New York.

Werner S. Neuburger       Since 1990        Real estate investor                                  15,040(1)         *
(63)                      Expires 2000

Sally Ann Slacke          Since 1989        President of Slacke Test Boring, Inc., located in     5,496(1)          *
(66)                      Expires 2000      Kings Park, New York.  Ms. Slacke serves as
                                            Chairperson  of the  Board of Trustees of the
                                            Suffolk County Community College, the Suffolk
                                            County Women's Business Enterprise Coalition
                                            and the Long Island  RegionalEconomic Development
                                            Council.

John C. Tsunis, Esq.      Since 1990        An Attorney and President of Tsunis Associates,       41,943(1)         2.54%
(49)                      Expires 2000      Inc., a real estate development and management
                                            company.

DIRECTORS CONTINUING IN OFFICE
------------------------------

Harvey Auerbach           Since 1989        President of Brookwood Communities, Inc., a real      71,783(1)         4.35%
(73)                      Expires 2002      estate development and management company,
                                            located in Coram, New York.

Donald Del Duca           Since 1989        Owner and Manager of Lumbia Associates, a real        46,759(1)         2.83%
(65)                      Expires 2001      estate company located in Islip, New York.



                                        4





Perry B. Duryea, Jr.      Since 1989        Chairman of the Board of the Bank and                 26,779(1)         1.62%
(78)                      Expires 2002      Company; Chairman of Perry B. Duryea & Son,
                                            Inc., a seafood business located in Montauk, New
                                            York.  Mr. Duryea was Speaker of the New York
                                            Assembly and also served as its Minority Leader.

Frank J. Esposito         Since 1989        General Partner in Trio Investments and affiliated    101,195(1)        6.13%
(64)                      Expires 2002      companies, a real estate development company
                                            located in St. James, New York.

Roy M. Kern, Sr.          Since 1989        Vice Chairman of the Board of the Bank and            36,731(1)         2.22%
(66)                      Expires 2002      Company; former President of Bragg Medical
                                            Group, Inc., a firm which provides billing and
                                            financial services to the medical community and
                                            is located in Kings Park, New York (retired).

Gordon A. Lenz            Since 1990        Chief Executive Officer of New York State             35,040(1)         2.12%
(63)                      Expires 2001      Business Group/Conference Associates, Inc., an
                                            insurance    brokerage   firm
                                            specializing   in   providing
                                            health care benefits, located
                                            in East Patchogue, New York.

Walter J. Mack, MD        Since 1989        Formerly Director of Radiology at Southampton         21,040(1)         1.27%
(69)                      Expires 2001      Hospital (retired).

Douglas C. Manditch       Since 1989        President and Chief Executive Officer of the          39,950(1)(2)      2.39%
(52)                      Expires 2002      Bank and Company who joined the Bank in 1987,
                                            then in formation.

Thomas F. Roberts, III    Since 1989        President of Thomas F. Roberts Associates, Inc.,      10,047(1)         *
(60)                      Expires 2001      located in Babylon, New York.  Previously, Mr.
                                            Roberts  held the position of Executive  Vice
                                            President in charge of real estate development
                                            for Seamen's Bank for Savings.

Alfred Romito             Since 1989        President of East Islip Lumber Company Inc.,          32,486(1)         1.97%
(61)                      Expires 2001      located in East Islip, New York.

EXECUTIVE OFFICERS WHO ARE
NOT DIRECTORS
--------------------------

Thomas Buonaiuto                            Vice President and Treasurer of the Company;          14,897(2)         *
(34)                                        Executive Vice President and Chief Financial
                                            Officer of the Bank.

Carmelo C. Vizzini                          Vice President and Secretary of the Company;          16,171(2)         *
(54)                                        Executive Vice President and Chief Lending
                                            Officer of the Bank.



                                        5





All Directors and Executive                                                                       537,805(1)(2)     32.54%
Officers as a group (17
persons)

*        Indicates less than 1%.
(1) Includes options to purchase 4,900 shares of Common Stock granted to each Director on January 28, 1999, under the Long Island Financial Corp. 1998 Stock Option Plan, all of which became immediately exercisable upon the date of grant and options to purchase 700 shares granted on January 26, 2000, 20% of which became exercisable on the date of grant.
(2) Includes options to purchase 17,150, 9,800 and 9,800 shares of Common Stock granted on January 28, 1999, to Messrs. Manditch, Buonaiuto and Vizzini, respectively, under the Long Island Financial Corp. 1998 Stock Option Plan, all of which became immediately exercisable upon the date of grant and options to purchase 2,450, 1,400 and 1,400 shares of Common Stock granted on January 26, 2000, to Messrs. Manditch, Buonaiuto and Vizzini, respectively, 20% of which became exercisable on the date of grant.
(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each. All of the current executive officers of the Bank have been employed by the Bank for at least five years.

Meetings of the Board of Directors and Committees of the Board of the Company

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 1999. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee of the Company consists of Messrs. Duryea (Chairman), Auerbach, Del Duca, Esposito, Kern, Lenz, Manditch, Romito, and Tsunis. The Executive Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Committee met 5 times in 1999.

         The Company does not have a separate Nominating Committee. The functions of the Nominating Committee are carried out by the Executive Committee and in that capacity the Executive Committee has the authority to (a) nominate candidates for election to the Board of Directors; (b) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6 (c)(ii) of Article I of the Bylaws and (c) to
recommend to the Whole Board nominees for election to the Board of Directors to replace those Directors whose terms expire at the next annual meeting of stockholders. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders.

         The Audit Committee of the Bank consists of all outside Directors of the Bank. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held four meetings in fiscal 1999.

         The Loan Committee of the Bank consists of Messrs. Auerbach, (Chairman), Duryea, Del Duca, Esposito, Kern, Manditch, Neuburger, Roberts, Romito, Tsunis and Vizzini. The Loan Committee is authorized to approve all unsecured loans in excess of $250,000. In addition, the Loan Committee ratifies all loans in excess of $50,000 and reviews and approves all lending authority. The Committee met 15 times in 1999.

         The Company does not have a separate Compensation Committee. The functions of the Compensation Committee are carried out by the Executive Committee and in that capacity the Executive Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and other employee benefit programs, when necessary. The Executive Committee is responsible for the 2000 Compensation Committee Report on Executive Compensation. The Committee met twice during 1999.

Directors Compensation

          In 1999, each Director of the Bank received compensation of $600 for each Board meeting attended. Directors are paid $200 for attendance at Executive Committee meetings, $150 for attendance at Loan Committee meetings and $100 for each other committee meeting attended. In addition to such fees, in 1999 the Chairman of the Board received an annual retainer of $18,000. Since the formation of the Company, the directors have been compensated for their services by the Bank and have not received additional remuneration from the Company.

Executive Compensation

         The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

           In December, the Compensation Committee reviews management recommendations for officer compensation. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank.

                      Compensation Committee of the Company

                        Perry B. Duryea, Jr. (Chairman)
                        Harvey Auerbach
                        Donald Del Duca
                        Frank J. Esposito
                        Roy M. Kern, Sr.
                        Gordon A. Lenz
                        Douglas C. Manditch
                        Alfred Romito
                        John C. Tsunis, Esq.

         Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and SNL Index of Banks with $250 million to $500 million in assets for the period beginning on January 14, 1998, and ending on December 31, 1999.



                              (GRAPH ILLUSTRATION)



                                                                    Period Ending
                                           -------------------------------------------------------
Index                                      01/14/98       06/30/98    12/31/98       06/30/99       12/31/99
-------------------------------------------------------------------------------------------------------
Long Island Financial Corp.                100.00         97.89       73.16          76.55          67.93
NASDAQ - Total US                          100.00         121.91      142.86         174.85         258.10
SNL $250M-$500m Bank Asset-Size Index      100.00         108.79      91.89          90.17          85.49




         On January 28, 1999, Long Island Financial Corp. became the holding company of Long Island Commercial Bank and the common stock began trading on the Nasdaq National Market under the symbol "LICB." The common stock of Long Island Commercial Bank had traded on the Nasdaq National Market under the symbol "LGCB" since January 14, 1998. Prior to that, the common stock was traded infrequently on the over-the-counter market through the OTC Electronic Bulletin Board.

         The following table sets forth the aggregate compensation for services in all capacities paid by the Company and the Bank, for the years ended December 31, 1997, 1998 and 1999 to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct compensation exceeded $100,000 for such year. Since the formation of the Company, the executive officers have been compensated for their services by the Bank and have not received additional remuneration from the Company.

                                                                                                Long Term
                                             Annual Compensation                                Compensation Awards
                                             -------------------                                -------------------
                                        Annual        Other           All
                                        Compensation  Annual          Other                   Restricted
                                        Salary        Compensation    Compensation            Stock             Awards
Name & Principal Position      Year     (1)(3)(6)     (7)             (1)(4)(5)               Awards ($)(2)     Opt.(#)(2)
-------------------------      -----    ---------     -------------   -------------           -------------     ----------
Douglas C. Manditch            1999     $230,549      $7,200          $ 12,927                N/A               22,050
President and Chief            1998     $196,169      $6,000          $  9,600                N/A               N/A
Executive Officer              1997     $161,698      ---             $  4,750                N/A               N/A

Thomas Buonaiuto               1999     $125,385      ---             $  8,804                N/A               9,800
Vice President and             1998     $105,639      ---             $  6,089                N/A               N/A
Treasurer

Carmelo C.Vizzini              1999     $125,270      ---             $  8,890                N/A               9,800
Vice President and             1998     $106,069      ---             $  6,364                N/A               N/A
Secretary

(1)      For 1997, 1998 and 1999 there were no (a)  perquisites  over the lesser
         $50,000  or 10% of the  individuals  total  salary  for the  year;  (b)
         payments  of  above-market   or   preferential   earnings  on  deferred
         compensation;  (c)  payment  of  earning  with  respect  to  long  term incentive  plans prior to  settlement;  (d)  preferential  discounts on stock; (e) tax payment reimbursements.
(2)      For 1997 and 1998 there were no payouts or awards  under any  long-term incentive plan because the Bank did not maintain any restricted  stock, stock options or other long-term incentive plan in those years.
(3)      Includes amount, if any, deferred under the Bank's 401(k) Plan pursuant to Section
         401(k) of the Internal Revenue Code.
(4)      The amounts shown for 1997, 1998 and 1999 represent the Bank's matching contributions to the 401(k) Plan.
(5)      The Bank maintains several contributory and  non-contributory  medical, dental, life and disability plans covering all officers and employees.
(6)      Messrs. Manditch, Buonaiuto and Vizzini have use of company automobiles.  Includes the personal use portion of the cost as associated with those automobiles.
(7)      Directors Fees.

Benefits

         The Bank's officers and employees are covered by a group health insurance plan (which includes health, major medical and dental coverage), a long-term disability income plan and a group life insurance plan. In January 1996, the Bank adopted a 401(k) Profit Sharing Plan. The officers participate in all such plans on the same basis, and to the same extent, as other Bank employees.

         401K Plan. The Bank maintains a 401 (K) Plan which covers all full-time employees. Employees may contribute up to $10,000 of their eligible annual gross compensation. Employee contributions are matched, to a maximum of six percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in their own contributions and vested in the Bank's matching contributions at a percentage basis, based on the years of service.

         Stock Option Plan. At a special meeting on December 8, 1998, the stockholders approved the Long Island Financial Corp. 1998 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the granting of options to purchase 175,000 shares of Common Stock of the Company. All officers and employees of the Company and directors who are not also serving as employees of the Company are eligible to receive awards under the Stock Option Plan. Options under this plan are either non-statutory stock options or incentive stock options. Each option entitles the holder to purchase one share of the Common Stock at an exercise price equal to the fair market value on the date of grant. In 1999, options to purchase 4,900 shares of Common stock at an exercise price of $12.50, per share, were granted to each director of the Company, vesting immediately.

         The following table provides information on options granted to the named Executive Officers in fiscal year 1999.

                        Option Grants in Fiscal Year 1999

                                  Number of
                                  Securities            Percent of
                                  Underlying            Total Options
                                  Options Granted       Granted to         Exercise      Expiration
Name                              #(1)                  Employees          Price         Date
------------------------------   -----------------      ----------------   ----------    ---------------
Douglas C. Manditch
President & Chief Executive
Officer                           17,150                15.1               $12.50         01-28-09
Thomas Buonaiuto
Vice President & Treasurer         9,800                 8.6               $12.50         01-28-09
Carmelo C. Vizzini                 9,800                 8.6               $12.50         01-28-09
Vice President & Secretary

(1)      Mr. Manditch received an additional 4,900 options in his capacity as a director of the Company.

         The following table provides information concerning options held by the named Executive Officers at the end of fiscal year 1999. The named Executive Officers did not exercise any options in fiscal year 1999.

                    Aggregated Fiscal Year-End Option Values

                                         Number                             Value of
                                     of Securities                         Unexercised
                                 Underlying Unexercised                   In-the-Money
                                       Options at                          Options at
          Name                    December 31, 1999(#)               December 31, 1999($)(1)
-------------------------   --------------------------------   -----------------------------------

                                Exercisable    Unexercisable        Exercisable     Unexercisable
                                -----------    -------------        -----------     -------------
Douglas C. Manditch
President and Chief
Executive Officer               22,050         ---                  0               0

Thomas Buonaiuto
Vice President and
Treasurer                        9,800         ---                  0               0

Carmelo C. Vizzini
Vice President and
Secretary                        9,800         ---                  0               0

------------------------------------

       (1) Based on the estimated market value of the underlying stock at December 31, 1999, minus the exercise price.

Incentive Retirement Plans

     In 1999, the Company established separate incentive retirement plans for the executive officers and for the directors. Each of those plans is formula-based with annual awards that are determined by the performance of the Company. Incentive awards to directors are based on a percentage of the annual director fees and Incentive awards to executive officers are based on a percentage of the executive's annual base salary. Both are contingent upon the Company's attainment of specific desired returns on equity. When funded, the Company will maintain Incentive Deferral Accounts for the directors and executive officers that earn interest at a rate determined by the rate of growth of the Company's stock. The Company will provide a retirement benefit equal to the value of the Incentive Deferral Account upon retirement. The plans were not funded and no awards made in 1999.

Compliance with Section 16 of the Exchange Act

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the

Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors were met during 1999. The Company is unaware of any person owning ten percent or more of its securities.

Transactions with Certain Related Persons

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

         Applicable New York law imposes conditions and limitations on a commercial bank's loans to its directors and executive officers that are comparable in most respects to the conditions and limitations imposed under federal law, as discussed above. However, New York law does not affect loans to stockholders owning 10% or more of the commercial bank's stock. Loans to an executive officer, other than loans for the education of the officer's children and certain loans secured by the officer's residence, may not exceed the lesser of (a) $100,000 or (b) the greater of $25,000 or 2.5% of the bank's capital stock, surplus fund and undivided profits.

         From time to time the Bank makes mortgage loans and consumer loans to its executive officers and directors and to members of the immediate families of its executive officers and directors, to the extent consistent with applicable laws and regulations. Such loans are made in the ordinary course of business and on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1999, such loans totaled approximately $3.0 million.

         The Bank currently retains Mr. Tsunis as an attorney, for the closing of real estate loans. His fees are paid by the borrowers and are based on the amount of the loan. For the most recent fiscal year, fees paid to the Tsunis law firm by the Bank did not exceed 5% of the revenue of the firm.

     Mr. Lenz is the Chief Executive Officer of New York State Business Group/Conference Associates, Inc. Fees paid to Mr. Lenz's company by the Bank did not exceed 5% of the revenue of the company during the most recent fiscal year.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of KPMG LLP has acted as the Bank's independent auditors for 1998 and it is anticipated that the same firm will be selected to perform the same duties for the current year for the Bank and the Company. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, a Stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 23, 2000. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters which may Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         A copy of the Form 10-K (without exhibits) for the year ended December 31, 1999, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Long Island Financial Corp., Carmelo C. Vizzini, Vice President and Secretary, One Suffolk Square, Islandia, New York 11722.

Date:    March 23, 1999

By Order of the Board of Directors

  /s/ Carmelo C. Vizzini
----------------------------------
Carmelo C. Vizzini
Vice President and Secretary